EXHIBIT 32.1








   CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO ss.906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q dated May 7, 2004, for each of PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on May 7, 2004 ("Report"), I, Jeffry E. Sterba, Chief Executive Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.




Date:   May 7, 2004                    By:     /s/ Jeffry E. Sterba
                                               ---------------------------------
                                               Jeffry E. Sterba
                                               Chairman, President and
                                               Chief Executive Officer